UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 31, 2007

Cyberonics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-19806	76-0236465
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Cyberonics Blvd., Houston, Texas		77058
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	2812287200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 1, 2007, Cyberonics, Inc. (the "Company") issued a press release announcing sales guidance for the third fiscal quarter ended January 26, 2007. A copy of the Company's press release is furnished as Exhibit 99.1 on this Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in a Current Report on Form 8-K filed on June 21, 2006, the Company entered into an employment agreement with W. Steven Jennings, Vice President, Sales effective on June 15, 2006. The agreement provides, inter alia, that in the event of a termination by the Company without cause, Mr. Jennings, at his option, is entitled to receive either (i) a lump sum payment equal to 1.5 times the sum of his annual salary plus the most recent annual bonus, or (ii) a lump sum equal to 1.5 times his annual salary and vesting of the number of options or restricted shares that would have become vested during the 12-month period following the date of termination.

Effective on January 31, 2007, the Company and Mr. Jennings entered into a separation agreement pursuant to which Mr. Jennings resigned from his position as Vice President, Sales effective on March 2, 2007. Pursuant to the terms of the separation agreement, Mr. Jennings is entitled, at his option, to receive either (i) a lump sum payment in the amount of $399,750 (1.5 times the sum of his annual salary ($234,000) and his most recent annual bonus ($32,500)) or (ii) a lump sum payment equal to $351,000 (1.5 times his annual salary) and vesting of the number of options or restricted shares that would have become vested during the 12-month period following the date of separation. The separation agreement also includes a general release of the Company by Mr. Jennings. A copy of the separation agreement is furnished as Exhibit 10.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

10.1 Separation Agreement between W. Steven Jennings and Cyberonics, Inc. dated January 31, 2007.

99.1 Press Release issued on February 1, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyberonics, Inc.

February 6, 2007	By:	/s/ David S. Wise

Name: David S. Wise
Title: Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Separation Agreement between W. Steven Jennings and Cyberonics, Inc. dated January 31, 2007.
99.1	Press Release issued on February 1, 2007.